UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 3)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 25, 2008
AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant
as specified in charter)

DELAWARE	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
70 Pine Street, New York, New York 10270
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 770-7000
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
     Due to the recent public disclosure of the full contents of Schedule A to the Shortfall Agreement, dated as of November 25, 2008, between Maiden Lane III LLC and AIG Financial Products Corp., American International Group, Inc. is filing this Amendment to Form 8-K in order to file an unredacted version of Schedule A. Pursuant to an SEC order granting confidential treatment, the information previously redacted from Schedule A qualified as confidential commercial or financial information under the Freedom of Information Act.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Description
10.1	Shortfall Agreement, dated as of November 25, 2008, between Maiden Lane III LLC and AIG Financial Products Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: January 29, 2010	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary